AXP(R)
     Growth
         Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Growth Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 12 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's new Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. These changes include the hiring of several new portfolio managers and investment leaders and the addition of eight sub-advised funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

If you were a shareholder of record on September 14, you will receive a proxy statement for a shareholder meeting to be held on November 13, 2002. Please take time to consider each proposal and vote promptly.

On behalf of the Board,

Arne H. Carlson

CONTENTS

From the Chairman                                        2

Economic and Market Update                               3

Fund Snapshot                                            5

Questions & Answers
   with Portfolio Management                             6

The Fund's Long-term Performance                        10

Investments in Securities                               11

Financial Statements (Portfolio)                        15

Notes to Financial Statements (Portfolio)               18

Independent Auditors' Report (Portfolio)                22

Financial Statements (Fund)                             23

Notes to Financial Statements (Fund)                    26

Independent Auditors' Report (Fund)                     32

Federal Income Tax Information                          33

Board Members and Officers                              34

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Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott Chief Investment Officer American Express Financial Corporation

Dear Shareholders,

Major U.S. financial markets lost ground for the three-month period ending July 31, 2002, although a late rally put them above earlier lows. The same factors that have driven markets down for most of the year so far were still in play during this period. These include concerns about the truthfulness of accounting practices and the perception that stocks remain too expensive relative to company earnings. I expect we'll need to see consistent improvement in earnings before stocks rebound significantly. If corporate revenue growth becomes apparent and widespread, it will effectively make stock valuations cheaper. Increased demand should then have a positive impact on prices.

Economic fundamentals have continued to look positive despite volatility in the financial markets. Inflation and interest rates remain low, unemployment and job growth are at reasonable levels, and there are signs that business spending is beginning to pick up. In addition, a weaker dollar should help U.S. companies that export goods overseas, even though it crimps our wallets when we travel abroad. These and other factors make it highly unlikely that we will experience a so-called "double-dip" recession. I remain optimistic about the direction of the economy and believe that, eventually, markets will start paying attention to these very favorable conditions.

Nevertheless, we should remember that risk still exists. For one, bonds have been experiencing their own bear market. This has created something of a credit crunch for businesses, as liquidity declines and spreads widen. Related to this has been a crisis of confidence -- the unfortunate legacy of recent corporate scandal. In some cases, investors who thought they were buying high-quality corporate bonds were actually getting riskier high-yield securities due to dishonest accounting. Everyone agrees that some type of reform is needed, but the challenge for regulators will be to discourage misleading practices without sacrificing entrepreneurial incentive. Prudent regulation will boost confidence, while misguided efforts will simply make markets less efficient.

What I think all investors need to understand is that we're still working through the excess capacity and inflated demand forecasts that were created in the late `90s. This process has been painful, but it has helped to reorient expectations to levels that are more sustainable. Historically speaking, the late `90s were an aberration and will likely not be repeated soon.

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Economic and Market Update

However, a more sober outlook need not be cause for special concern. We should all ask ourselves, "Have my goals changed in the last couple of years?" For many of us, the answer will be "no." If you're saving for long-term goals like retirement, I would still advise a substantial weighting in equities for your portfolio. Over time, stocks will probably continue to outperform bonds or other investments. And if you're in retirement or getting close, you may want to invest more heavily in bonds and cash, with a smaller portion devoted to equities.

See your financial advisor or retirement plan administrator for more information about different types of securities and asset allocation.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

KEY POINTS

-- Economic fundamentals remain positive.

-- Credit "crunch" for business sector persists.

-- Re-evaluation of personal financial goals key.

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Fund Snapshot
         AS OF JULY 31, 2002

PORTFOLIO MANAGER
Portfolio manager                                          Nick Thakore
Tenure/since                                                     4/1/02
Years in industry                                                     9

FUND OBJECTIVE
For investors seeking long-term capital growth.

Inception dates
A: 3/1/72         B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INIDX          B: IGRBX          C: AXGCX         Y: IGRYX

Total net assets                                         $3.546 billion
Number of holdings                                    approximately 180

STYLE MATRIX
Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                    X  LARGE
                       MEDIUM  SIZE
                       SMALL

PORTFOLIO ASSET MIX
Percentage of portfolio assets

(pie graph)

Common stocks 95.8%
Cash equivalents 3.7%
Other 0.5%

TOP FIVE SECTORS
Percentage of portfolio assets

Health care                                                        20.6%
Computers & office equipment                                       12.5
Retail                                                              8.2
Health care services                                                8.1
Multi-industry congolmerates                                        6.4

TOP TEN HOLDINGS
Percentage of portfolio assets

Pfizer                                                              5.6%
Wyeth                                                               4.3
General Electric                                                    3.8
AOL Time Warner                                                     3.5
Hewlett-Packard                                                     3.1
Home Depot                                                          2.8
USA Interactive                                                     2.5
Citigroup                                                           2.1
Philip Morris                                                       2.0
Dell Computer                                                       1.6

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Thee are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the 12-month period ended July 31, 2002?

A: The Fund's performance for its fiscal year was disappointing relative to its peers and benchmark. For the period under review, AXP Growth Fund returned -29.59% (Class A shares, excluding sales charges), while the Russell 1000 Growth Index returned -28.75%, and the Lipper Large-Cap Growth Funds Index returned -27.98%. The S&P 500 Index returned -23.63% for the same period.

Q:  What market conditions characterized the Fund's fiscal year?

A: For the first six months of the Fund's fiscal year, the U.S. equity markets continued to struggle with a bear market environment that began back in March 2000. The difficulties were particularly pronounced for growth stocks, many of whose companies were not living up to earnings expectations amidst a weakening U.S. economy. The situation worsened in the immediate wake of the tragic terrorist attacks of September 11, 2001, when investors reacted with a dramatic sell-off of stocks. However, from late September through December, stocks rallied. Growth stocks enjoyed particular strength during that period, especially those in the technology and consumer cyclical sectors, which benefited from expectations that the U.S. economy was on the verge of recovery.

    The second half of the period was characterized by extreme volatility and dropping equity prices across the board. Unsettling news questioning corporate accounting practices, corporate governance, and specifically, allegations of fraudulent accounting practices at Worldcom, Enron and a handful of other firms exacerbated already low investor confidence in the financial markets. As a result, by the end of June, virtually all of the major stock market indices were

(bar graph)
PERFORMANCE COMPARISON
For the year ended July 31, 2002

  0%
 -5%
-10%
-15%
-20%      (bar 1)       (bar 2)       (bar 3)        (bar 4)
-25%      -29.59%       -23.63%       -28.75%        -27.98%
-30%

(bar 1) AXP Growth Fund Class A (excluding sales charge)
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Russell 1000 Growth Index (unmanaged)
(bar 4) Lipper Large-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. You cannot invest in an index.

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Questions & Answers

(begin callout quote) > We are pleased to offer an optimistic outlook for AXP Growth Fund, given its new management and what we believe are encouraging opportunities due to our new research and stock-picking capabilities. (end callout quote)

    down sharply, despite some signs of encouragement regarding the economy as a whole. However, it is important to note that by historic standards, most stocks remained expensive during this time. Investors continued to cling to perceived safe havens, helping Treasuries and high-quality fixed-income securities sustain their strength versus stocks. In July, although extreme volatility prevailed, the month offered some respite from the continual drop in equity prices.

Q:  What factors most significantly impacted performance?

A: Early in the period, the Fund suffered from its exposure to "defensive" growth stocks, such as pharmaceutical and consumer staple stocks, which suffered across the board late in 2001. However, the portfolio's technology and consumer cyclical stocks added to performance overall, as many of these stocks enjoyed a rally as the year ended.

    Overall, though, since the Fund's performance was not favorable on either a relative or absolute basis, we introduced a new portfolio management team in April 2002. The results are encouraging. From July 31, 2001 through March 31, 2002, the Fund returned -14.35%

AVERAGE ANNUAL TOTAL RETURNS
as of July 31, 2002

At Net Asset
Value (NAV)(1)          Class A        Class B         Class C        Class Y
1 year                  -29.59%        -30.18%         -30.17%        -29.48%
5 years                  -7.32%         -8.03%            N/A          -7.20%
10 years                 +7.11%           N/A             N/A            N/A
Since inception            N/A          +4.50%(2)      -35.69%(3)      +5.45%(2)

With Sales Charge       Class A        Class B         Class C        Class Y

1 year                  -33.64%        -32.97%         -30.17%        -29.48%
5 years                  -8.41%         -8.19%            N/A          -7.20%
10 years                 +6.47%           N/A             N/A            N/A
Since inception            N/A          +4.50%(2)      -35.69%(3)      +5.45%(2)

(1) Excluding sales charge.
(2) Inception date was March 20, 1995.
(3) Inception date was June 26, 2000.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
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Questions & Answers

    (Class A shares, excluding sales charges) underperforming the Russell 1000 Growth Index, which returned -7.29%, and underperforming the Lipper Large-Cap Growth Funds Index, which returned -7.48%. However, from March 31, 2002 through July 31, 2002, the Fund outperformed both its benchmark and its peer group*.

    In the second half of the Fund's fiscal year, stocks we avoided purchasing proved to be the key to favorable performance. Overall extreme volatility in the equity markets at large was difficult to avoid, and provided a negative backdrop for the Fund, detracting from performance.

    On the positive side, the fact that the Fund successfully avoided exposure to some of the major suffering stocks of 2002, as well as the portfolio's exposure to hospital and HMO-related stocks, a sub-set of the healthcare industry sector, also benefited performance.

Q:  What changes did you make to the portfolio?

A: The most significant change to the portfolio occurred on April 1, 2002, when management of the Fund's securities changed and a new team took the helm. Initially, we improved the valuation profile of the Fund, eliminating growth stocks which we believe were too expensive. Second, we bought more stable growth names, such as consumer staples and healthcare, and eliminated the cyclical bias or "bent" of the Fund. Likewise, we also added to our pharmaceutical stock holdings, since we believe many of these companies represent good value currently, and maintain favorable long-term growth potential.

* From March 31, 2002 through July 31, 2002, the Fund returned -17.72% (Class A shares, excluding sales charges) outperforming the Russell 1000 Growth Index, which returned -23.14%, and outperforming the Lipper Large-Cap Growth Funds Index, which returned -22.16%.

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

Questions & Answers

Q:  What is your outlook for the months ahead?

A: In general, we are pleased to offer an optimistic outlook for AXP Growth Fund, given its new management and what we believe are encouraging opportunities due to our new research and stock-picking capabilities. For example, we have actively raised the growth profile of the Fund throughout the quarter. We did so because we believe current market conditions present opportunities in the growth segment of the market -- even in technology. What's more, we believe the reward for taking slightly more risk has increased, making the potential for gains even greater. This is in line with our overall strategy for the Fund: To primarily seek to identify stocks that are growing faster than the market, at below-market prices. This formula is simple, but not easy to execute. Ideally, we look to keep the P/E of the Fund lower or in line with the benchmark, but the growth rate higher. It's this approach -- focused on bottom-up stock picking -- that should deliver long-term total return potential to our shareholders.

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The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Growth Fund Class A shares (from 8/1/92 to 7/31/02) as compared to the performance of three widely cited performance indices, the Russell 1000(R) Growth Index, the Lipper Large-Cap Growth Funds Index and the Standard & Poor's 500 Index (S&P 500 Index). Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Standard & Poor's 500 Index to the Russell 1000(R) Growth Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the Russell 1000(R) Growth Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP GROWTH FUND

$50,000

$40,000        (solid line) AXP Growth Fund Class A

$30,000        (dotted line) S&P 500 Index

$20,000        (dashed line) Russell 1000 Growth Index

$10,000        (large dashed line) Lipper Large-Cap Growth Funds Index

        '92    '93   '94    '95    '96   '97    '98   '99    '00    '01   '02

(solid line) AXP Growth Fund Class A $18,731

(dotted line) S&P 500 Index(1) $26,139

(dashed line) Russell 1000 Growth Index(2) $21,225

(large dashed line) Lipper Large-Cap Growth Funds Index(3) $21,154

(1) The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those companies among the 1,000 largest companies included in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3) S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

                Average Annual Total Returns
        Class A with Sales Charge as of July 31, 2002
1 year                                            -33.64%
5 years                                            -8.41%
10 years                                           +6.47%
Since inception                                      N/A

Results for other share classes can be found on page 7.

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

Investments in Securities

Growth Portfolio
July 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (97.6%)
Issuer                                                Shares            Value(a)

Automotive & related (0.3%)
Dana                                                 220,000          $3,537,600
Sonic Automotive                                     305,000(b)        6,093,900
Total                                                                  9,631,500

Banks and savings & loans (0.9%)
FleetBoston Financial                              1,185,000          27,492,000
Mitsubishi Tokyo Financial Group                         600(c)        4,068,136
Total                                                                 31,560,136

Beverages & tobacco (3.7%)
Coca-Cola                                            560,000          27,966,400
Coca-Cola Enterprises                                560,000          10,427,200
Pepsi Bottling Group                                 305,000           7,539,600
PepsiCo                                              330,000          14,170,200
Philip Morris                                      1,555,000          71,607,750
Total                                                                131,711,150

Building materials & construction (0.4%)
Centex                                               150,000           7,192,500
Technip-Coflexip                                      85,000(c)        6,066,714
Total                                                                 13,259,214

Chemicals (0.3%)
Akzo Nobel                                           140,000(b,c)      4,967,294
Dow Chemical                                         110,000           3,175,700
Eastman Chemical                                      75,000           3,324,000
Total                                                                 11,466,994

Communications equipment & services (3.3%)
EchoStar Communications Cl A                       2,420,000(b)       39,470,200
Finisar                                            1,800,000(b)        3,006,000
Marvell Technology Group                           1,010,000(b,c)     19,341,500
Motorola                                           2,755,000          31,958,000
Nokia ADR Cl A                                       860,000(c)       10,664,000
Polycom                                              775,000(b)        8,873,750
QUALCOMM                                             125,000(b)        3,435,000
Total                                                                116,748,450

Computer software & services (4.3%)
Adobe Systems                                        160,000           3,833,600
Ariba                                              3,927,000(b)        9,385,530
Brocade Communications Systems                     1,030,000(b)       19,312,500
Check Point Software Technologies                    355,000(b,c)      5,956,900
Microsoft                                          1,020,000(b)       48,909,000
Network Associates                                 2,625,000(b)       31,893,750
Oracle                                             1,740,000(b)       17,415,660
VERITAS Software                                   1,030,000(b)       17,334,900
Total                                                                154,041,840

Computers & office equipment (12.8%)
Apple Computer                                     1,710,000(b)       26,094,600
BEA Systems                                        4,670,000(b)       25,918,500
Cisco Systems                                      3,265,000(b)       43,065,350
Citrix Systems                                       402,100(b)        2,215,571
Computer Associates Intl                             957,400           8,942,116
Comverse Technology                                1,245,000(b)        9,910,200
Dell Computer                                      2,365,000(b)       58,959,450
EMC                                                3,575,800(b)       26,818,500
Emulex                                               145,000(b)        3,358,200
Hewlett-Packard                                    7,925,000         112,138,750
Legato Systems                                     2,555,000(b)        6,898,500
Macromedia                                         1,862,850(b)       14,809,658
Mercury Interactive                                  270,000(b)        6,917,400
Netegrity                                             95,000(b)          215,650
Sanmina-SCI                                        2,800,000(b)       11,396,000
Siebel Systems                                     2,995,000(b)       28,153,000
Sun Microsystems                                  12,280,000(b)       48,137,600
TIBCO Software                                     1,365,000(b)        7,398,300
Unisys                                             1,590,000(b)       11,956,800
Total                                                                453,304,145

See accompanying notes to investments in securities.

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

Common stocks (continued)
Issuer                                                Shares            Value(a)

Electronics (4.2%)
Altera                                               290,000(b)       $3,430,700
Analog Devices                                        60,000(b)        1,446,000
Applied Materials                                  1,435,000(b)       21,338,450
AVX                                                  202,000           2,650,240
Celestica                                            135,000(b,c)      2,895,750
Flextronics Intl                                   1,025,000(b,c)      8,118,000
Intel                                              2,615,000          49,135,850
KLA-Tencor                                           390,000(b)       15,362,100
Micron Technology                                    400,000(b)        7,796,000
Natl Semiconductor                                   355,000(b)        6,429,050
Novellus Systems                                     185,000(b)        4,993,150
Taiwan Semiconductor Mfg ADR                       1,195,000(c)       10,898,400
Texas Instruments                                    320,000           7,408,000
Vishay Intertechnology                               200,000(b)        3,410,000
Xilinx                                               275,000(b)        5,277,250
Total                                                                150,588,940

Energy (1.0%)
Apache                                                85,000           4,377,500
Conoco                                               165,000           3,979,800
Devon Energy                                         185,000           7,710,800
Grant Prideco                                        230,900(b)        2,306,691
Lukoil Holding ADR                                    80,000(c)        4,494,400
Phillips Petroleum                                    85,000           4,398,750
Tatneft ADR                                          150,000(c)        1,843,500
YUKOS ADR                                             40,000(c)        5,310,000
Total                                                                 34,421,441

Energy equipment & services (1.4%)
BJ Services                                          235,000(b)        7,494,150
ENSCO Intl                                           210,000           5,428,500
Nabors Inds                                          105,000(b,c)      3,204,600
Schlumberger                                         430,000          18,455,600
Transocean                                           640,000          16,320,000
Total                                                                 50,902,850

Financial services (5.1%)
CIT Group                                             80,000           1,796,800
Citigroup                                          2,300,000          77,142,000
Daiwa Securities Group                               300,000(c)        1,610,721
Doral Financial                                       90,000(c)        3,450,600
Fannie Mae                                           205,000          15,352,450
Freddie Mac                                          160,000           9,912,000
MBNA                                                 445,000           8,628,550
Merrill Lynch                                        540,000          19,251,000
Morgan Stanley                                       460,000          18,561,000
Nomura Holdings                                      735,000(c)        9,825,777
SLM                                                  185,000          16,835,000
Total                                                                182,365,898

Furniture & appliances (0.4%)
Matsushita Electric Industrial                       310,000(c)        3,849,115
Mohawk Inds                                          235,000(b)       11,162,500
Total                                                                 15,011,615

Health care (21.0%)
Abbott Laboratories                                1,335,000          55,282,350
Amgen                                                905,000(b)       41,304,200
Barr Laboratories                                    650,000(b)       39,650,000
Bristol-Myers Squibb                                 460,000          10,777,800
Enzon                                                235,000(b)        5,311,000
Forest Laboratories                                  265,000(b)       20,529,550
Genzyme-General Division                           1,070,000(b)       24,374,600
Gilead Sciences                                       70,000(b)        2,132,900
Laboratory Corp America Holdings                     485,000(b)       16,635,500
MedImmune                                          1,035,000(b)       30,780,900
Merck & Co                                         1,060,000          52,576,000
Pfizer                                             6,295,000         203,643,249
Pharmacia                                            935,000          41,831,900
Quest Diagnostics                                    185,000(b)       11,172,150
Schering-Plough                                      365,000           9,307,500
Takeda Chemical Inds                                 150,000(c)        6,237,475
Waters                                               840,000(b)       19,076,400
Wyeth                                              3,865,000         154,213,500
Total                                                                744,836,974

Health care services (8.3%)
AdvancePCS                                         1,355,000(b)       30,379,100
AmerisourceBergen                                    290,000          19,427,100
Anthem                                               240,000(b)       16,291,200
Cardinal Health                                      705,000          40,608,000
Caremark Rx                                        2,890,000(b)       45,373,000
HCA                                                  280,000          13,160,000
Humana                                               795,000(b)        9,786,450
McKesson                                           1,360,000          44,771,200
Tenet Healthcare                                     175,400(b)        8,357,810
Trigon Healthcare                                     65,000(b)        6,611,150
UnitedHealth Group                                   440,000          38,570,400
Wellpoint Health Networks                            290,000(b)       20,735,000
Total                                                                294,070,410

Household products (1.0%)
Energizer Holdings                                   135,000(b)        3,624,750
Gillette                                             925,000          30,414,000
Newell Rubbermaid                                     80,000           2,406,400
Total                                                                 36,445,150

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Issuer                                                Shares            Value(a)

Insurance (1.6%)
ACE                                                   90,000(c)       $2,850,300
American Intl Group                                  865,000          55,290,800
Total                                                                 58,141,100

Leisure time & entertainment (4.8%)
AOL Time Warner                                   10,940,000(b)      125,810,000
Hotels.com Cl A                                      590,000(b)       25,193,000
Ticketmaster Cl B                                    360,000(b)        5,817,600
Viacom Cl B                                          355,000(b)       13,816,600
Total                                                                170,637,200

Media (5.1%)
American Greetings Cl A                              150,000           2,410,500
Clear Channel Communications                         560,000(b)       14,588,000
Comcast Cl A                                       2,130,000(b)       44,517,000
Cox Communications Cl A                              490,000(b)       13,548,500
Interpublic Group of Companies                       600,000          12,546,000
Reader's Digest Assn Cl A                            225,000           3,757,500
USA Interactive                                    4,145,000(b)       91,393,105
Total                                                                182,760,605

Multi-industry conglomerates (6.5%)
Cendant                                            2,785,000(b)       38,488,700
General Electric                                   4,220,000         135,884,000
Honeywell Intl                                       520,000          16,827,200
Tyco Intl                                            512,800(c)        6,563,840
Xerox                                              4,755,000(b)       33,047,250
Total                                                                230,810,990

Paper & packaging (0.1%)
Intl Paper                                            85,000           3,384,700

Retail (8.3%)
Albertson's                                          235,000           6,622,300
AnnTaylor Stores                                     300,000(b)        7,452,000
AutoNation                                           270,000(b)        3,642,300
AutoZone                                             345,000(b)       25,443,750
Circuit City Stores-Circuit City Group             1,795,000          30,604,750
CVS                                                  525,000          15,015,000
Dollar General                                     1,035,000          17,760,600
Expedia Cl A                                         505,000(b)       24,553,100
Family Dollar Stores                                 120,000           3,634,800
Home Depot                                         3,235,000          99,896,800
Limited Brands                                       190,000           3,414,300
Lowe's Companies                                     200,000           7,570,000
PETsMART                                              50,000(b)          722,000
Safeway                                              205,000(b)        5,703,100
Seven-Eleven                                         105,000(c)        3,945,391
Staples                                            1,280,000(b)       21,363,200
Wal-Mart Stores                                      355,000          17,458,900
Total                                                                294,802,291

Utilities -- electric (0.1%)
Calpine                                              805,000(b)        4,000,850

Utilities -- gas (1.1%)
Kinder Morgan                                        835,000          34,744,350
Kinder Morgan Management LLC                         120,000           3,300,002
Total                                                                 38,044,352

Utilities -- telephone (1.4%)
AT&T                                               2,670,000          27,180,600
Nextel Communications Cl A                           590,000(b)        3,380,700
Qwest Communications Intl                          2,600,000(b)        3,328,000
Sprint (FON Group)                                   740,000           6,919,000
Sprint (PCS Group)                                 2,000,000(b)        8,200,000
Total                                                                 49,008,300

Total common stocks
(Cost: $3,911,562,374)                                            $3,461,957,095

See accompanying notes to investments in securities.

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13 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
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

Options purchased (0.5%)
Issuer              Contracts       Exercise      Expiration            Value(a)
                        price           date
Calls
Nasdaq 100             56,295            $23      Sept. 2002         $12,384,900
Semiconductor Index     2,077            340      Sept. 2002           5,732,520

Total options purchased
(Cost: $16,968,991)                                                  $18,117,420

Short-term securities (3.8%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (2.3%)
Federal Home Loan Mtge Corp Disc Nts
         09-17-02               1.71%             $8,000,000          $7,981,760
         09-24-02               1.70              30,000,000          29,922,083
Federal Natl Mtge Assn Disc Nts
         08-16-02               1.71                 500,000             499,620
         08-21-02               1.67              11,300,000          11,288,992
         08-30-02               1.70              20,000,000          19,971,667
         10-16-02               1.74              10,000,000           9,964,320
Total                                                                 79,628,442

Commercial paper (1.5%)
Amsterdam Funding
         08-01-02               1.84               8,900,000(d)        8,899,545
Barclays U.S. Funding
         08-08-02               1.79              18,100,000          18,089,141
Intl Lease Finance
         08-02-02               1.79               4,000,000           3,999,559
Pfizer
         08-06-02               1.72              13,500,000(d)       13,496,130
Sheffield Receivables
         08-01-02               1.84               6,000,000(d)        5,999,693
Southern Co Funding
         08-16-02               1.75               3,400,000(d)        3,397,356
Total                                                                 53,881,424

Total short-term securities
(Cost: $133,518,686)                                                $133,509,866

Total investments in securities
(Cost: $4,062,050,051)(e)                                         $3,613,584,381


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2002, the value of foreign securities represented 3.6% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At July 31, 2002, the cost of securities for federal income tax purposes was $4,239,881,008 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $  66,296,893
     Unrealized depreciation                                       (692,593,520)
                                                                   ------------
     Net unrealized depreciation                                  $(626,296,627)
                                                                  -------------

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14 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
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

Financial Statements

Statement of assets and liabilities
Growth Portfolio

July 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $4,062,050,051)                                                                  $3,613,584,381
Cash in bank on demand deposit                                                                               95,374
Dividends and accrued interest receivable                                                                 1,485,083
Receivable for investment securities sold                                                               231,877,284
U.S. government securities held as collateral (Note 4)                                                    4,571,190
                                                                                                          ---------
Total assets                                                                                          3,851,613,312
                                                                                                      -------------
Liabilities
Payable for investment securities purchased                                                             187,038,715
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 5)                          1,047
Payable upon return of securities loaned (Note 4)                                                       118,205,490
Accrued investment management services fee                                                                   55,333
Other accrued expenses                                                                                       85,341
                                                                                                             ------
Total liabilities                                                                                       305,385,926
                                                                                                        -----------
Net assets                                                                                           $3,546,227,386
                                                                                                     ==============
* Including securities on loan, at value (Note 4)                                                    $  107,457,390
                                                                                                     --------------

See accompanying notes to financial statements.

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15 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
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

Statement of operations
Growth Portfolio

Year ended July 31, 2002
Investment income
Income:
Dividends                                                                                           $    34,294,520
Interest                                                                                                  7,507,019
   Less foreign taxes withheld                                                                             (319,919)
                                                                                                           --------
Total income                                                                                             41,481,620
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                       22,975,222
Compensation of board members                                                                                30,606
Custodian fees                                                                                              315,662
Audit fees                                                                                                   28,500
Other                                                                                                        87,058
                                                                                                             ------
Total expenses                                                                                           23,437,048
   Earnings credits on cash balances (Note 2)                                                                (4,761)
                                                                                                             ------
Total net expenses                                                                                       23,432,287
                                                                                                         ----------
Investment income (loss) -- net                                                                          18,049,333
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                      (136,177,374)
   Foreign currency transactions                                                                           (214,889)
   Futures contracts                                                                                        820,800
                                                                                                            -------
Net realized gain (loss) on investments                                                                (135,571,463)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                (1,595,978,419)
                                                                                                     --------------
Net gain (loss) on investments and foreign currencies                                                (1,731,549,882)
                                                                                                     --------------
Net increase (decrease) in net assets resulting from operations                                     $(1,713,500,549)
                                                                                                    ===============

See accompanying notes to financial statements.

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16 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
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

Statements of changes in net assets
Growth Portfolio

Year ended July 31,                                                                      2002                  2001
Operations
Investment income (loss) -- net                                               $    18,049,333       $     7,667,562
Net realized gain (loss) on investments                                          (135,571,463)         (815,719,232)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          (1,595,978,419)       (3,839,591,149)
                                                                               --------------        --------------
Net increase (decrease) in net assets resulting from operations                (1,713,500,549)       (4,647,642,819)
                                                                               --------------        --------------
Proceeds from contributions                                                     1,077,212,062         1,392,698,912
Fair value of withdrawals                                                      (2,162,141,355)       (1,057,809,216)
                                                                               --------------        --------------
Net contributions (withdrawals) from partners                                  (1,084,929,293)          334,889,696
                                                                               --------------           -----------
Total increase (decrease) in net assets                                        (2,798,429,842)       (4,312,753,123)
Net assets at beginning of year                                                 6,344,657,228        10,657,410,351
                                                                                -------------        --------------
Net assets at end of year                                                     $ 3,546,227,386       $ 6,344,657,228
                                                                              ===============       ===============

See accompanying notes to financial statements.

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17 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Notes to Financial Statements

Growth Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Portfolio invests primarily in stocks of U.S. and foreign companies that appear to offer growth opportunities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
18 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
19 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.6% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the AXP Growth Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $4,449,348 for the year ended July 31, 2002.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended July 31, 2002, the Portfolio's custodian fees were reduced by $4,761 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $10,514,657,473 and $11,422,150,335, respectively, for the year ended July 31, 2002. For the same period, the portfolio turnover rate was 225%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $809,983 for the year ended July 31, 2002.

4. LENDING OF PORTFOLIO SECURITIES
As of July 31, 2002, securities valued at $107,457,390 were on loan to brokers. For collateral, the Portfolio received $113,634,300 in cash and U.S. government securities valued at $4,571,190. Income from securities lending amounted to $128,329 for the year ended July 31, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
20 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

5. FOREIGN CURRENCY CONTRACTS
As of July 31, 2002, the Portfolio has a foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

Exchange date                   Currency to       Currency to         Unrealized       Unrealized
                                be delivered       be received      appreciation     depreciation
--------------------------------------------------------------------------------------------------
Aug. 1, 2002                       8,737,148         8,564,852                $--          $1,047
                      European Monetary Unit       U.S. Dollar
--------------------------------------------------------------------------------------------------
Total                                                                         $--          $1,047
--------------------------------------------------------------------------------------------------

6. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:

                                         Year ended July 31, 2002
                                                   Calls
                                   Contracts                    Premium
Balance July 31, 2001                     --                $        --
Opened                                10,000                  1,347,980
Exercised                            (10,000)                (1,347,980)
                                     -------                 ----------
Balance July 31, 2002                     --                $        --
                                     -------                 ----------

See "Summary of significant accounting policies."

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21 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
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

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
GROWTH TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Growth Portfolio (a series of Growth Trust) as of July 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended July 31, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of July 31, 2002, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 6, 2002

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22 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
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

Financial Statements

Statement of assets and liabilities
AXP Growth Fund

July 31, 2002
Assets
Investment in Portfolio (Note 1)                                                                    $ 3,546,188,541
Capital shares receivable                                                                                    69,869
                                                                                                             ------
Total assets                                                                                          3,546,258,410
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                       68,141
Accrued distribution fee                                                                                     38,677
Accrued service fee                                                                                           1,313
Accrued transfer agency fee                                                                                  20,266
Accrued administrative services fee                                                                           4,234
Other accrued expenses                                                                                      403,726
                                                                                                            -------
Total liabilities                                                                                           536,357
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                  $ 3,545,722,053
                                                                                                    ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                            $     1,722,087
Additional paid-in capital                                                                            5,120,165,304
Accumulated net realized gain (loss) (Note 5)                                                        (1,127,728,577)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (448,436,761)
                                                                                                       ------------
Total -- representing net assets applicable to outstanding capital stock                            $ 3,545,722,053
                                                                                                    ===============
Net assets applicable to outstanding shares:                Class A                                 $ 2,213,078,582
                                                            Class B                                 $   844,755,636
                                                            Class C                                 $     7,203,661
                                                            Class Y                                 $   480,684,174
Net asset value per share of outstanding capital stock:     Class A shares        106,004,127       $         20.88
                                                            Class B shares         43,067,715       $         19.61
                                                            Class C shares            367,213       $         19.62
                                                            Class Y shares         22,769,676       $         21.11
                                                                                   ----------       ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Statement of operations
AXP Growth Fund

Year ended July 31, 2002
Investment income
Income:
Dividends                                                                                           $    34,294,193
Interest                                                                                                  7,505,719
   Less foreign taxes withheld                                                                             (319,915)
                                                                                                           --------
Total income                                                                                             41,479,997
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                        23,432,067
Distribution fee
   Class A                                                                                                7,495,510
   Class B                                                                                               11,762,874
   Class C                                                                                                   82,213
Transfer agency fee                                                                                       9,402,791
Incremental transfer agency fee
   Class A                                                                                                  602,983
   Class B                                                                                                  520,989
   Class C                                                                                                    5,848
Service fee -- Class Y                                                                                      753,697
Administrative services fees and expenses                                                                 2,052,472
Compensation of board members                                                                                20,190
Printing and postage                                                                                        725,270
Registration fees                                                                                            66,352
Audit fees                                                                                                    9,500
Other                                                                                                        22,114
                                                                                                             ------
Total expenses                                                                                           56,954,870
   Earnings credits on cash balances (Note 2)                                                               (74,956)
                                                                                                            -------
Total net expenses                                                                                       56,879,914
                                                                                                         ----------
Investment income (loss) -- net                                                                         (15,399,917)
                                                                                                        -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                               (136,175,304)
   Foreign currency transactions                                                                           (214,886)
   Futures contracts                                                                                        820,792
                                                                                                            -------
Net realized gain (loss) on investments                                                                (135,569,398)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                (1,595,964,275)
                                                                                                     --------------
Net gain (loss) on investments and foreign currencies                                                (1,731,533,673)
                                                                                                     --------------
Net increase (decrease) in net assets resulting from operations                                     $(1,746,933,590)
                                                                                                    ===============

See accompanying notes to financial statements

--------------------------------------------------------------------------------
24 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Statements of changes in net assets
AXP Growth Fund

Year ended July 31,                                                                 2002                  2001
Operations and distributions
Investment income (loss) -- net                                              $   (15,399,917)      $   (42,797,571)
Net realized gain (loss) on investments                                         (135,569,398)         (815,670,979)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         (1,595,964,275)       (3,839,599,804)
                                                                              --------------        --------------
Net increase (decrease) in net assets resulting from operations               (1,746,933,590)       (4,698,068,354)
                                                                              --------------        --------------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                      (2,135,273)         (275,937,694)
     Class B                                                                        (888,287)         (112,812,229)
     Class C                                                                          (5,132)             (393,960)
     Class Y                                                                        (580,590)          (66,853,330)
   Tax return of capital
     Class A                                                                        (529,673)                   --
     Class B                                                                        (220,504)                   --
     Class C                                                                          (1,506)                   --
     Class Y                                                                        (143,905)                   --
                                                                                    --------               -------
Total distributions                                                               (4,504,870)         (455,997,213)
                                                                                  ----------          ------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                     1,467,991,732         1,814,580,315
   Class B shares                                                                130,290,043           458,556,597
   Class C shares                                                                  4,063,109            13,298,672
   Class Y shares                                                                423,221,812           742,021,470
Reinvestment of distributions at net asset value
   Class A shares                                                                  2,597,294           267,787,656
   Class B shares                                                                  1,098,608           111,916,442
   Class C shares                                                                      6,584               392,962
   Class Y shares                                                                    724,495            54,657,205
Payments for redemptions
   Class A shares                                                             (2,050,219,864)       (1,726,848,684)
   Class B shares (Note 2)                                                      (369,829,910)         (278,484,800)
   Class C shares (Note 2)                                                        (2,689,402)           (1,416,128)
   Class Y shares                                                               (653,772,011)         (615,784,347)
                                                                                ------------          ------------
Increase (decrease) in net assets from capital share transactions             (1,046,517,510)          840,677,360
                                                                              --------------           -----------
Total increase (decrease) in net assets                                       (2,797,955,970)       (4,313,388,207)
Net assets at beginning of year                                                6,343,678,023        10,657,066,230
                                                                               -------------        --------------
Net assets at end of year                                                    $ 3,545,722,053       $ 6,343,678,023
                                                                             ===============       ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Notes to Financial Statements

AXP Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Portfolio
The Fund invests all of its assets in Growth Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of July 31, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
26 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
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

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $15,399,917 and accumulated net realized loss has been decreased by $325,783 resulting in a net reclassification adjustment to decrease paid-in capital by $15,725,700.

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31                           2002                      2001

Class A
Distributions paid from:
     Ordinary income                   $       --              $         --
     Long-term capital gain             2,135,273               275,937,694
     Tax return of capital                529,673                        --

Class B
Distributions paid from:
     Ordinary income                           --                        --
     Long-term capital gain               888,287               112,812,229
     Tax return of capital                220,504                        --

Class C
Distributions paid from:
     Ordinary income                           --                        --
     Long-term capital gain                 5,132                   393,960
     Tax return of capital                  1,506                        --

Class Y
Distributions paid from:
     Ordinary income                           --                        --
     Long-term capital gain               580,590                66,853,330
     Tax return of capital                143,905                        --

As of July 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                $           --
Accumulated gain (loss)                                      $(948,750,770)
Unrealized appreciation (depreciation)                       $(627,414,568)

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
27 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $5,329,307 for Class A, $1,415,836 for Class B and $4,291 for Class C for the year ended July 31, 2002.

During the year ended July 31, 2002, the Fund's transfer agency fees were reduced by $74,956 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
28 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended July 31, 2002
                                             Class A          Class B            Class C         Class Y
Sold                                       58,268,502         5,484,859          172,227        16,631,804
Issued for reinvested distributions            97,106            43,514              271            26,813
Redeemed                                  (82,106,853)      (16,191,810)        (118,208)      (26,379,833)
                                          -----------       -----------         --------       -----------
Net increase (decrease)                   (23,741,245)      (10,663,437)          54,290        (9,721,216)
                                          -----------       -----------           ------        ----------

                                                               Year ended July 31, 2001
                                             Class A          Class B            Class C         Class Y
Sold                                       45,406,835        11,151,197          319,605        18,291,747
Issued for reinvested distributions         7,266,962         3,192,141           11,202         1,470,465
Redeemed                                  (45,033,906)       (8,057,822)         (39,744)      (15,592,053)
                                          -----------        ----------          -------       -----------
Net increase (decrease)                     7,639,891         6,285,516          291,063         4,170,159
                                            ---------         ---------          -------         ---------

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had borrowings of $1,200,000 at a weighted average interest rate of 3.80% for the period from Sept. 13, 2001 to Sept. 14, 2001.

5. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $948,750,770 as of July 31, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
29 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                             $29.68      $ 54.36       $42.14       $36.58       $35.47
Income from investment operations:
Net investment income (loss)                                       (.04)        (.14)        (.14)        (.03)        (.07)
Net gains (losses) (both realized and unrealized)                 (8.74)      (22.34)       13.14         7.29         2.14
Total from investment operations                                  (8.78)      (22.48)       13.00         7.26         2.07
Less distributions:
Distributions from realized gains                                  (.02)       (2.20)        (.78)       (1.70)        (.96)
Net asset value, end of period                                   $20.88      $ 29.68       $54.36       $42.14       $36.58

Ratios/supplemental data
Net assets, end of period (in millions)                          $2,213       $3,851       $6,637       $4,576       $3,681
Ratio of expenses to average daily net assets(c)                   .99%         .99%         .99%         .89%         .87%
Ratio of net investment income (loss)
to average daily net assets                                       (.15%)       (.34%)       (.30%)       (.08%)       (.22%)
Portfolio turnover rate (excluding short-term securities)          225%          41%          23%          17%          28%
Total return(e)                                                 (29.59%)     (42.14%)      31.01%       20.49%        6.32%

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                             $28.11      $ 52.02       $40.65       $35.61       $34.82
Income from investment operations:
Net investment income (loss)                                       (.25)        (.42)        (.46)        (.28)        (.29)
Net gains (losses) (both realized and unrealized)                 (8.23)      (21.29)       12.61         7.02         2.04
Total from investment operations                                  (8.48)      (21.71)       12.15         6.74         1.75
Less distributions:
Distributions from realized gains                                  (.02)       (2.20)        (.78)       (1.70)        (.96)
Net asset value, end of period                                   $19.61      $ 28.11       $52.02       $40.65       $35.61

Ratios/supplemental data
Net assets, end of period (in millions)                            $845       $1,510       $2,468       $1,458       $1,021
Ratio of expenses to average daily net assets(c)                  1.77%        1.75%        1.75%        1.65%        1.63%
Ratio of net investment income (loss)
to average daily net assets                                       (.93%)      (1.11%)      (1.06%)       (.85%)       (.97%)
Portfolio turnover rate (excluding short-term securities)          225%          41%          23%          17%          28%
Total return(e)                                                 (30.18%)     (42.57%)      30.02%       19.58%        5.52%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                       2002         2001      2000(b)
Net asset value, beginning of period                             $28.12      $ 52.03       $52.65
Income from investment operations:
Net investment income (loss)                                       (.21)        (.42)        (.04)
Net gains (losses) (both realized and unrealized)                 (8.27)      (21.29)        (.58)
Total from investment operations                                  (8.48)      (21.71)        (.62)
Less distributions:
Distributions from realized gains                                  (.02)       (2.20)          --
Net asset value, end of period                                   $19.62      $ 28.12       $52.03

Ratios/supplemental data
Net assets, end of period (in millions)                              $7           $9           $1
Ratio of expenses to average daily net assets(c)                  1.80%        1.75%        1.75%(d)
Ratio of net investment income (loss)
to average daily net assets                                       (.96%)      (1.10%)      (1.30%)(d)
Portfolio turnover rate (excluding short-term securities)          225%          41%          23%
Total return(e)                                                 (30.17%)     (42.56%)      (1.18%)

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                             $29.96      $ 54.75       $42.37       $36.74       $35.60
Income from investment operations:
Net investment income (loss)                                         --         (.07)        (.06)          --         (.04)
Net gains (losses) (both realized and unrealized)                 (8.83)      (22.52)       13.22         7.33         2.14
Total from investment operations                                  (8.83)      (22.59)       13.16         7.33         2.10
Less distributions:
Distributions from realized gains                                  (.02)       (2.20)        (.78)       (1.70)        (.96)
Net asset value, end of period                                   $21.11      $ 29.96       $54.75       $42.37       $36.74

Ratios/supplemental data
Net assets, end of period (in millions)                            $481         $974       $1,551         $914         $582
Ratio of expenses to average daily net assets(c)                   .82%         .83%         .83%         .80%         .80%
Ratio of net investment income (loss)
to average daily net assets                                        .02%        (.18%)       (.14%)         --%        (.12%)
Portfolio turnover rate (excluding short-term securities)          225%          41%          23%          17%          28%
Total return(e)                                                 (29.48%)     (42.04%)      31.20%       20.59%        6.40%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Growth Fund (a series of AXP Growth Series, Inc.) as of July 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2002, and the financial highlights for each of the years in the five-year period ended July 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Growth Fund as of July 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 6, 2002

--------------------------------------------------------------------------------
32 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Federal Income Tax Information
         (UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Growth Fund
Fiscal year ended July 31, 2002

Class A
Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2001                                                  $0.02204
Total distribution*                                            $0.02204

Class B
Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2001                                                  $0.02204
Total distribution*                                            $0.02204

Class C
Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2001                                                  $0.02204
Total distribution*                                            $0.02204

Class Y
Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2001                                                  $0.02204
Total distribution*                                            $0.02204

* $0.004 per share represents a tax return of capital.

--------------------------------------------------------------------------------
33 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute                                                                     Association Inc.
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
Texaco, Inc.                                                          formerly with Texaco        Inc. (office equipment),
2000 Westchester Avenue                                               Inc., treasurer,            Reynolds & Reynolds
White Plains, NY 10650                                                1999-2001 and general       Company (information
Born in 1944                                                          manager, alliance           services), TECO Energy,
                                                                      management operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

--------------------------------------------------------------------------------
34 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.                  Board member since 2002        Retired president and
901 S. Marquette Ave.                                                 professor of economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations        Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ ---------------------------- ---------------------------
David R. Hubers                        Board member since 1993        Retired chief executive      Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of      pharmaceutical
Minneapolis, MN 55474                                                 AEFC                         distribution), RTW Inc.
Born in 1943                                                                                       (manages workers
                                                                                                   compensation programs),
                                                                                                   Lawson Software, Inc.
                                                                                                   (technology based
                                                                                                   business applications)
-------------------------------------- ------------------------------ ---------------------------- ---------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and technology
Minneapolis, MN 55474                                                 of AEFC
Born in 1937
-------------------------------------- ------------------------------ ---------------------------- ---------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ ---------------------------- ---------------------------

--------------------------------------------------------------------------------
35 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations        Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ ---------------------------- ---------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice president -
50005 AXP Financial Center                                            investment accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; vice
Born in 1955                                                          president - finance,
                                                                      American Express Company,
                                                                      2000-2002; vice president
                                                                      - corporate controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ ---------------------------- ---------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ ---------------------------- ---------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of AEFC
Minneapolis, MN 55474
Born in 1949
-------------------------------------- ------------------------------ ---------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
36 -- AXP GROWTH FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Select Value Fund

  * Closed to new investors.

 ** An investment in the Fund is not insured or guaranteed by the Federal
    Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                          (9/02)

AXP Growth Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6455 W (9/02)